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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549
                                _______________

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)    September 12 , 2000
                                                    -------------------

     ALZA CORPORATION
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               (Exact name of registrant as specified in Charter)

           Delaware                     1-6247                 77-0142070
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(State or Other Jurisdiction        (Commission File      (IRS Employer
of Incorporation)                        Number)          Identification No.)


1900 Charleston Road, P.O. Box 7210, Mountain View, CA        94039-7210
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:       (650) 564-5000
                                                          --------------
                                     None
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On September 12, 2000, ALZA Corporation announced that it will call a special meeting of its stockholders to amend its Restated Certificate of Incorporation to (1) increase the number of authorized shares of the Company's Common Stock from its current level of 300,000,000 to 1,000,000,000 shares, and
(2) effect a two-for-one stock split of currently outstanding shares of Common Stock. The press release is attached as Exhibit 99.1 hereto.
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(a)  Exhibits

     Exhibit 99.1    Press release issued by ALZA Corporation on September 12,
                     2000
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  September 12, 2000     ALZA CORPORATION


                              By:    /s/ PETER D. STAPLE
                                  --------------------------
                                  Peter D. Staple
                                  Executive Vice President
                                  & General Counsel
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                                 EXHIBIT INDEX


Exhibit         Description
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Exhibit 99.1    Press release issued by ALZA Corporation on September 12, 2000